UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

GALAXY GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street, Suite 305

Las Vegas, Nevada 89118

(Address of principal executive offices)

(702) 939-3254

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

As previously disclosed, on July 18, 2024, Galaxy Gaming, Inc., a Nevada corporation (“Galaxy” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Evolution Malta Holding Limited, a company registered in Malta (“Parent”), and Galaga Merger Sub, Inc., a Nevada corporation and direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

On September 26, 2024, the Company filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the solicitation of proxies in connection with the special meeting of the Company’s stockholders to be held on November 12, 2024, for purposes of voting, among other things, on a proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

This supplemental information should be read in conjunction with the Definitive Proxy Statement, including the balance of the sections entitled “Background of the Merger,” “Summary of Financial Analysis of Macquarie Capital,” “Certain Unaudited Prospective Financial Information” and “Interests of the Directors and Executive Officers of Galaxy in the Merger”. Defined terms used but not defined in the below disclosures have the meanings set forth in the Definitive Proxy Statement.

Litigation Related to the Merger

Beginning on September 11, 2024, six purported stockholders of Galaxy have sent demand letters to the Company and two purported stockholders have sent an unfiled complaint. As of November 1, 2024, two purported stockholders of Galaxy have filed complaints in New York state court. The demand letters and complaints allege that the Definitive Proxy Statement is materially incomplete and misleading because it omitted certain information related to the Merger, including but not limited to information about the Company’s financial projections and analyses performed by Galaxy’s financial advisor, Macquarie Capital (USA) Inc. (“Macquarie Capital”).

The Company believes that the allegations in the demands are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the demands delay or otherwise adversely affect the Merger, and to minimize costs, risk and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Galaxy is supplementing the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Galaxy specifically denies all allegations in the complaints and demands that any additional disclosure was or is warranted.

It is possible that additional, similar demand letters or complaints may be received or filed or any stockholder actions may be amended. The Company does not intend to announce the receipt or filing of each additional, similar demand letter, complaint or any amended complaint.

***

The section of the Definitive Proxy Statement entitled “Background of the Merger” is amended and supplemented as follows:

On page 39, the first paragraph is amended and restated as follows (new language underlined):

“On February 21, 2024, Mr. Carlesund sent Mr. Lipparelli a written non-binding indication of interest to acquire all of the outstanding equity interests of Galaxy in an all-cash transaction to be priced at a premium to Galaxy’s share price that would be customary for transactions of this nature and consistent with market practice (the “February 21 Letter”). The February 21 Letter did not contain specific pricing terms and did not contain any offer of post-transaction employment for Galaxy’s executive officers or directors.”

On page 39, the fifth paragraph is amended and restated as follows (new language underlined):

“On March 24, 2024, Evolution submitted a revised written non-binding indication of interest to acquire all of the outstanding equity interests of Galaxy in an all-cash transaction at a proposed purchase price of $2.19 per share (the “March 24 Offer”). The purchase price reflected in the March 24 Offer implied a 38% premium to the Galaxy closing stock price as of March 22, the last trading day prior to the March 24 Offer. The March 24 Offer did not contain any offer of post-transaction employment for Galaxy’s executive officers or directors.”

On page 39, the seventh paragraph is amended and restated as follows (new language underlined):

“On April 19, 2024, Evolution submitted a revised offer to acquire all of the outstanding equity interests of Galaxy in an all-cash transaction at a proposed purchase price of $2.62 per share (the “April 19 Offer”). The purchase price reflected in the April 19 Offer implied a 100% premium to the Galaxy closing stock price as of April 18, 2024, the last trading day prior to the April 19 Offer. The April 19 Offer did not contain any offer of post-transaction employment for Galaxy’s executive officers or directors.”

On page 41, the first paragraph is amended and restated as follows (new language underlined):

“Later in the day on May 30, 2024, Evolution submitted a revised non-binding indication of interest with a proposed price per share of $3.20 (the “May 30 Offer”). The May 30 Offer represented a 100% premium to the Galaxy closing stock price as of May 29, the last trading day prior to the May 30 Offer. The May 30 Offer did not contain any offer of post-transaction employment for Galaxy’s executive officers or directors.”

On page 42, the fourth paragraph is amended and restated as follows (new language underlined):

“On July 15, 2024, Galaxy provided a five-year forecast (the “Galaxy Projections”)(1) to representatives of Macquarie, which was made available to Evolution and its advisors via the online data room. Further, members of Galaxy’s management reviewed the Galaxy Projections and directed Macquarie to use the Galaxy Projections for purposes of providing financial analyses in connection with the Board’s evaluation of the potential transaction with Evolution, including preparing its opinion referenced below.

(1)

The projections provided to J.P. Morgan on February 1, 2024 are identical to the Galaxy Projections, other than a change in the formula used for calculation of Adjusted EBITDA. The projections provided to J.P. Morgan on February 1, 2024 presented Adjusted EBITDA calculated in accordance with the definition provided in Galaxy’s credit agreement which includes Interest Income, but the Galaxy Projections reviewed by the Board in connection with its evaluation of the transaction and by Macquarie for purposes of its financial analyses did not include Interest Income in Adjusted EBITDA.”

The section of the Definitive Proxy Statement entitled “Summary of Financial Analysis of Macquarie Capital” is amended and supplemented as follows:

On page 52, under the subheading “Selected Public Companies Trading Analysis,” the following disclosure supplements and restates the table summarizing the selected companies considered by Macquarie Capital for its analysis of Galaxy by adding (i) columns for the implied transaction value as a multiple of (x) LTM Adj. EBITDA and (y) LTM Adj. EBITDA minus CapEx and (ii) rows to present the calculated means and medians for the selected companies (new language underlined):

“The selected companies (and their corresponding multiples) considered by Macquarie Capital for its analysis of Galaxy were:

Selected Companies	Enterprise Value / LTM Adj. EBITDA	Enterprise Value / 2024E Adj. EBITDA	Enterprise Value / 2025E Adj. EBITDA	Enterprise Value / LTM Adj. EBITDA less CapEx	Enterprise Value / 2024E Adj. EBITDA less CapEx	Enterprise Value / 2025E Adj. EBITDA less CapEx
Inspired Entertainment Inc.	5.8x	5.6x	5.1x	11.3x	8.1x	6.6x
Ainsworth Game Technology Limited	5.2x	6.0x	5.2x	28.5x	13.3x	9.8x
Everi Holdings Inc.	4.3x	4.3x	4.2x	7.7x	7.7x	5.5x
Median	5.2x	5.6x	5.1x	11.3x	8.1x	6.6x
Mean	5.1x	5.3x	4.8x	15.8x	9.7x	7.3x

On page 52, under the subheading “Selected Precedent Transactions Analysis,” the following disclosure supplements and restates the table summarizing the selected transactions considered by Macquarie Capital for its analysis of Galaxy Gaming by adding (i) a row to present calculated medians and (ii) a column for transaction values, in each case for the selected transactions (new language underlined):

“The selected transactions (and their corresponding multiples) considered by Macquarie Capital for its analysis of Galaxy were:

Date Announced	Target	Acquiror	Transaction Value (in millions)	Enterprise Value / LTM Adj. EBITDA	Enterprise Value / LTM Adj. EBITDA less CapEx
02/24	Everi Holdings Inc.	International Game Technology PLC	$2,200	6.0x	9.9x
05/24	PlayAGS, Inc.	Brightstar Capital Partners	$1,065	6.4x	10.3x
Median	—	—	—	6.2x	10.1x

On page 53, the first paragraph under the subheading “Discounted Cash Flow Analysis” is amended and restated as follows (new language underlined):

“Macquarie Capital performed a discounted cash flow analysis for Galaxy by calculating the estimated present value (as of June 30, 2024) of (a) the standalone unlevered free cash flows that Galaxy was forecasted to generate during the six-month period ending December 31, 2024 through fiscal year ending December 31, 2029, based on the Galaxy Projections (see - “Unaudited Prospective Financial Information”) and (b) an estimated terminal value for Galaxy. To derive an estimate of Galaxy’s terminal value, Macquarie Capital applied terminal multiple ranges of (i) 4.9x to 6.4x to Galaxy’s 2029E Adj. EBITDA (based on the Galaxy Projections) and (ii) 9.4x to 11.9x to Galaxy’s 2029E Adj. EBITDA less CapEx (based on the Galaxy Projections). The present values (as of June 30, 2024) of the cash flows and implied terminal values were then calculated using a range of discount rates, selected by Macquarie Capital based on its professional judgement and experience after application of the capital asset pricing model, of 15.3% to 17.3%. This analysis indicated the following approximate implied per share equity value reference ranges for Galaxy, as compared to the per share merger consideration in the Merger.”

On page 53, the first paragraph under the subheading “Certain Additional Information” is amended and restated as follows (new language underlined):

“Macquarie Capital also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including premia reflected in certain precedent public transactions. Reviewing data from over 1,000 transactions (other than master limited partnership and real estate transactions) with premia ranging from 0% to 200%, that were announced from 2010 to July 15, 2024 and involved North American publicly listed targets with enterprise values from $10 million to $1 billion, Macquarie Capital noted that the mean, median, 25th percentile and 75th percentile one-day premia were 44.2%, 34.2%, 17.9% and 57.8% and that applying an illustrative range of premia of 29.2% to 39.2% to Galaxy’s closing share price on July 17, 2024 would indicate an implied per share equity range of $1.85 to $1.99.”

The section of the Definitive Proxy Statement entitled “Certain Unaudited Prospective Financial Information” is amended and supplemented as follows:

On page 56, under the subheading “Unaudited Prospective Financial Information,” the following disclosure supplements and restates the table presenting certain unaudited prospective financial information of Galaxy by incorporating additional information concerning (i) Adj. EBITDA minus Capital Expenditures and (ii) percentage growth in Net Revenue, margin as a percentage of Adjusted EBITDA and conversion as a percentage of Adj. EBITDA minus Capital Expenditures (new language underlined):

“The following table presents estimates of Galaxy’s revenue, Adjusted EBITDA, EBIT, NOPAT, Capital Expenditures, Adj. EBITDA minus Capital Expenditures and Unlevered Free Cash Flow, in each case, for the second half of fiscal year 2024 through 2029, as reflected in the Unaudited Prospective Financial Information, as approved by Galaxy management.

	Projected Non-GAAP ($ in millions, Unaudited)
	Six Months Ended 2024B	FY 2024B	FY 2025E	FY 2026E	FY 2027E	FY 2028E	FY 2029E
Net Revenue	$15.1	$29.9	$32.7	$36.3	$38.5	$40.6	$42.8
% Growth	—	8%	9%	11%	6%	5%	5%
Adjusted EBITDA (1)	6.7	12.2	15.2	17.9	19.5	20.9	22.5
Margin %	—	41%	46%	49%	51%	52%	53%
EBIT (2)	5.0	8.8	11.9	14.4	16.0	17.5	19.0
NOPAT	3.9	6.8	9.1	11.1	12.4	13.4	14.6
Capital Expenditures	0.5	1.1	1.7	1.7	1.9	2.1	2.3
Unlevered Free Cash Flow (4)	4.9	8.5	9.4	11.3	12.4	13.3	14.3
Adj. EBITDA minus Capital Expenditures (5)	6.2	11.2	13.5	16.1	17.6	18.8	20.2
Conversion %	—	92%	89%	90%	90%	90%	90%

(1)

Adjusted EBITDA includes adjustments to net loss/income to exclude interest, taxes, depreciation, amortization, share based compensation, gain/loss on extinguishment of debt, foreign currency exchange gains/losses, change in estimated fair value of interest rate swap liability and severance and other expenses related to litigation. Adjusted EBITDA is not a measure of performance defined in accordance with U.S. GAAP.

(2)	“EBIT” is defined as Adjusted EBITDA, less (i) depreciation, (ii) amortization, and (iii) stock-based compensation. EBIT is not a financial measure in conformity with U.S. GAAP.
(3)

“NOPAT” is defined as Adjusted EBITDA, less (i) depreciation and amortization expense, less (ii) stock-based compensation, less (iii) cash taxes. NOPAT is not a financial measure in conformity with U.S. GAAP.

(4)

“Unlevered Free Cash Flow” is defined as NOPAT less (i) capital expenditures, less (ii) increases (decreases) in working capital, plus (iii) depreciation and amortization expense. Unlevered Free Cash Flow is not a financial measure in conformity with U.S. GAAP.

(5)	“Adj. EBITDA minus Capital Expenditures” is defined as Adjusted EBITDA less capital expenditures. Adj. EBITDA minus Capital Expenditures is not a financial measure in conformity with U.S. GAAP.

The section of the Definitive Proxy Statement entitled “Interests of the Directors and Executive Officers of Galaxy in the Merger” is amended and supplemented as follows:

On page 60, the first paragraph under the subheading “New Parent Arrangements” is amended and restated as follows (new language underlined):

“Certain of Galaxy’s executive officers may continue to provide employment or other services to Parent after the Effective Time and may enter into new agreements, arrangements or understandings with Parent to set forth the terms and compensation of such post-Effective Time service. As of the date of this proxy statement, no such agreements, arrangements or understandings with Parent exist. There were not and have not been any negotiations regarding the retention of any of Galaxy’s executive officers or directors following completion of the Merger.”

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company filed with the SEC on September 26, 2024, the Definitive Proxy Statement. Promptly after filing the Definitive Proxy Statement with the SEC, the Company mailed the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Definitive Proxy Statement and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.galaxygaming.com.

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Definitive Proxy Statement and any other materials filed with the SEC in connection with the proposed Merger when they become available.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed Merger, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the proposed Merger when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this communication reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of the Company, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks that the proposed Merger disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed Merger; the risk that the proposed Merger may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the Company’s business may suffer as a result of uncertainty surrounding the proposed Merger; the risk that stockholder litigation in connection with the proposed Merger may affect the timing or occurrence of the proposed Merger or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of the Company’s common stock.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, as updated by the Company’s subsequent periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2024

GALAXY GAMING, INC.

By:	/s/ Steven Kopjo
Steven Kopjo
Chief Financial Officer